UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 1, 2017

FLUIDIGM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 100

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 266-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendments to Equity Compensation Plans to Permit a One-Time Stock Option Exchange Program

At our annual meeting of stockholders held on August 1, 2017, the stockholders of Fluidigm Corporation (the “Company”) approved amendments (the “Amendments”) to the Company’s 2011 Equity Incentive Plan, 2009 Equity Incentive Plan, 1999 Stock Option Plan and the DVS Sciences, Inc. 2010 Equity Incentive Plan to permit a one-time option exchange, which amendments had been previously approved by the Company’s board of directors, subject to stockholder approval. The Amendments became effective as of the date of such stockholder approval.

The material features of the Amendments are described in the section entitled “Proposal Number 5- Approval of Amendments to Our Equity Compensation Plans to Allow for a One-Time Stock Option Exchange Program” on pages 30 through 48 of the definitive proxy statement as filed with the Securities and Exchange Commission (“Commission”) on June 29, 2017 (the “2017 Proxy”), which pages are incorporated herein by reference. The foregoing description and the description incorporated by reference from our 2017 Proxy are qualified in their entirety by reference to the copy of the Amendments, as approved by the Company’s Board and stockholders, which are filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the Commission on August 2, 2017.

Item 8.01 Other Events.

The information set forth in Item 5.02 is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendments to the Fluidigm Corporation 2011 Equity Incentive Plan, 2009 Equity Incentive Plan, and 1999 Stock Option Plan and the DVS Sciences, Inc. 2010 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 2, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: August 2, 2017	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, Legal Affairs, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendments to the Fluidigm Corporation 2011 Equity Incentive Plan, 2009 Equity Incentive Plan, and 1999 Stock Option Plan and the DVS Sciences, Inc. 2010 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 2, 2017).